Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,968,674.50
Previously Paid Amount	0.00
Total Fee Amount	3,363.40
Total Offset Amount	0.00
Net Fee	$ 3,363.40